Statement of Changes in Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in the fair value of investments	$ 1,935,533	$ 1,687,677
Interest and dividends	117,255	121,689
Less: Investment management fees and other expenses	(16,221)	(16,117)
Total investment income	2,036,567	1,793,249
Interest income on notes receivable from participants	2,413	2,050
Contributions:
Employee	423,416	393,787
Employer	211,758	200,759
Total contributions	635,174	594,546
Total additions	2,674,154	2,389,845
Deductions
Benefits paid	847,073	951,085
Total deductions	847,073	951,085
Net increase in net assets available for benefits	1,827,081	1,438,760
Net assets available for benefits, beginning balance	12,760,943	11,322,183
Net assets available for benefits, ending balance	$ 14,588,024	$ 12,760,943